                                                                   Exhibit 10.6b


                            LEASE MODIFICATION NO. 1

         THIS LEASE MODIFICATION NO. 1 ("Modification No. 1") is made this 19th day of October, 1992, by and between J.M.J. PARTNERSHIP ("Landlord") and The American Glassmith, Inc. formerly named THE NEW EDGEHILL CO., INC. ("Tenant").

                             BACKGROUND INFORMATION

         A. Landlord and Tenant are parties to a Lease and Corrective Amendment to Lease Agreement dated November 28, 1990 ("Lease").

         B. Landlord and Tenant desire to modify and amend the Lease.

                            STATEMENT OF MODIFICATION

         1. Attached to this Modification No. 1 and marked Exhibit "A," is a drawing, which drawing outlines the Demised Premises. This drawing/Exhibit "A" shall be substituted for the drawing/Exhibit "A" attached to the Lease.

         2. Throughout the Lease is reference to the so-called Rear Parcel--which is set forth on the original Exhibit "A" and was the subject of certain purchase options and restrictions as otherwise contained in the Lease. Landlord and Tenant agree that all references to the Rear Parcel shall be deleted and of no further force or effect. Therefore, Demised Premises, as reflected on the new Exhibit "A" (attached) constitutes the sole subject of the Lease.

         3. Article V (a) of the Lease provides for an option price of $1,200,000 plus actual cost of Landlord's Improvements pursuant to Article IV. Said option price is subject to increase (but not decrease) based upon the CPI.

         Inasmuch as the so-called Rear Parcel reference has been deleted and the land otherwise the subject of the purchase option reduced, pursuant to the provisions of subsection (b), Article V, the option price shall be reduced by an amount equal to $25,000 per acre as determined by a survey of the so-called Rear Parcel. In fact, the parcel deleted is less than the original acreage contained in the Rear Parcel with a corresponding increase to the size of the Demised Premises. The amount deleted constitutes 1.5 acres. Therefore, the purchase price option shall be reduced by $37,500.

         4. In addition to the lease of the Demised Premises, Landlord includes a so-called Maneuvering Easement--a copy of which is marked Exhibit "B," attached hereto and made a part hereof. This Maneuvering Easement will be obtained from the property owner to the north of the Demised Premises. In connection with the use of the Maneuvering Area, Tenant shall be responsible for all maintenance and repair and shall indemnify and hold harmless Landlord from any loss, claim, damage or demand resulting from Tenant's use of the easement and Maneuvering Area.

         5. Within a reasonable time following satisfaction of the contingency (see below), subject to weather conditions, Landlord shall, at its cost and expense, make improvements to the land behind the building--which land is included within the Demised Premises--for the purpose of providing additional parking. Such costs shall be added to Landlord's costs as otherwise provided in
Article IV of the Lease.

         The improvements to be provided by Landlord are set forth in the letter/proposal marked Exhibit "C," attached hereto and made a part hereof.

         6. Notwithstanding anything to the contrary contained herein, this Modification No. 1 shall be subject to and contingent upon Landlord's ability to close the transaction for the sale of that portion of the Rear Parcel (1.5 acres) to the party acquiring the property to the north--which property is part of the Maneuvering Area. In the event, for any reason whatsoever, closing of that transaction does not take place on or before January 31, 1993, then, and in that event, this Modification No. 1 shall be of no force or effect.


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         7. Except as provided herein, all of the terms, provisions and conditions of the Lease, as amended, shall continue in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Modification No. 1 as of the day and year first above written.

Signed and acknowledged in
the presence of:                                    LANDLORD:

/s/ Jeri Block                             J.M.J. PARTNERSHIP
----------------------------

/s/ Ruth Booth
----------------------------
                                           By: /s/ Jeff Block
                                               --------------------------------
                                                   Jeff D. Block, Partner


                                           TENANT:  THE AMERICAN GLASSMITH, INC.
                                           FORMERLY NAMED
                                           THE NEW EDGEHILL CO., INC.
/s/ Charles A. Walker
----------------------------

/s/ Mary E. Simmers                        By: /s/ Timothy Wadhams
----------------------------                   --------------------------------
                                           Its: Vice President
                                                -------------------------------


STATE OF OHIO                       :
                           : SS:
COUNTY OF FRANKLIN                  :

         The foregoing instrument was acknowledged before me this 19th day of October, 1992 by Jeff D. Block, partner, on behalf of J.M.J. Partnership.


                                            /s/ Ruth E. Booth
                                            --------------------------------
                                            Notary Public


STATE OF MICHIGAN                   :
                                    : ss:
COUNTY OF WAYNE                     :

         The foregoing instrument was acknowledged before me this 15th day of October, 1992 by Timothy Wadhams, the Vice President of The New Edgehill Co., Inc., on behalf of the corporation.


                                            /s/ Beth Klenczar
                                            --------------------------------
                                            Notary Public


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                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL No. 1:

Being in Survey No. 1482 Virginia Military Lands, and being part of that 187.612 acre tract (Tract "C") conveyed by the Westfield Corporation to the Peoples Development Company by deed of record in Deed Book 1670, page 140, Recorder's Office, Franklin County, Ohio, and being more particularly described as follows:

Beginning at a spike in the center line of Phillipi Road, in the east line of the above mentioned tract (said spike being the northeast corner of a 5.986 acre tract conveyed to the Oliver Corporation); thence S. 86(degree) 10' 45" W.
869.24 feet to an iron pin passing an iron pin on line and in the west right of way line of Phillipi Road at 30.00 feet; thence N. 3(degree) 50' 58" W. 340 feet to an iron pin; thence N. 86(degree) 10' 45" E. 869.43 ft. to a spike in the center line of Phillipi Road, passing an iron pin on line and in the west right of way line of Phillipi Road at 809.43 feet, thence S. 3(degree) 48' 45" E. with the center line of Phillipi Road, 340 ft. to the place of beginning, containing
6.785 acres, more or less, subject to all legal highways.

PARCEL NO. 2:

Being in Survey No. 1482, Virginia Military Lands, and being part of the 5.986 acre tract conveyed by the Peoples Development Company to The Oliver Corporation, by deed of record in Deed Book 1879, Page 114, Recorder's Office, Franklin County, Ohio, and being more particularly described as follows:

Beginning at an iron pin in the northeast corner of said Oliver Tract; thence N. 86(degree) 10' 41" E. with the north line of said tract 85.00 ft. to an iron pin; thence S. 31(degree) 28' 25" W. 147.02 ft. to an iron pin at the intersection with the west line of said tract; thence N. 3(degree) 50' 48" W. with said west line 120.00 ft. to the place of beginning, containing 0.117 acres, more or less, subject to all legal highways.


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                              CONSENT OF GUARANTOR

         The undersigned, Guarantor, of the Lease between J.M.J. Partnership ("Landlord") and The New Edgehill Co., Inc. ("Tenant") does hereby consent to Lease Modification No. 1 and agrees that the terms, provisions and conditions contained herein are part of the Lease and said Guarantor is otherwise fully bound under the term of its Guarantee.

                              MASCO INDUSTRIES, INC.


                              By:/s/ Timothy Wadhams
                                 -------------------------------------
                              Title:Vice President
                                    ----------------------------------


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                                   Exhibit "B"

                       MANEUVERING AREA EASEMENT AGREEMENT

         THIS AGREEMENT is entered into as of this ____ day of __________, 1992, by and between NATIONAL RX SERVICES NO. 2, INC., an Ohio corporation ("National Rx"), and J.M.J., an Ohio general partnership ("J.M.J.").

                                    RECITALS

         WHEREAS, National is the fee owner of certain real estate located at 255 Phillipi Road, in the County of Franklin, City of Columbus and the State of Ohio, more particularly described in Exhibit "A" attached hereto and incorporated herein (such property is hereinafter referred to as the "National Rx Property").

         WHEREAS, J.M.J. is the fee owner of a parcel of real estate located to the south and adjacent to the National Rx Property which property is more particularly described in Exhibit "B" attached hereto and incorporated herein (such property is hereinafter referred to as the "J.M.J. Property").

         WHEREAS, as part of the consideration for National Rx's purchase from J.M.J. of a parcel of real estate located adjacent to the National Rx Property, National Rx has agreed to grant J.M.J. this maneuvering area easement for J.M.J.'s use in connection with the loading docks on J.M.J.'s Property;

         NOW THEREFORE, in consideration of the above and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

         1. National Rx hereby grants to J.M.J. a non-exclusive, perpetual easement for the use of the area described in Exhibit "C" attached hereto and incorporated herein ("Maneuvering Area"), as a maneuvering area for vehicles which make pick-ups and deliveries to the loading docks located on the north side of the building located on the J.M.J. property.

         2. J.M.J. shall use the Maneuvering Area solely for the purpose of the maneuvering of vehicles in connection with the loading docks and not as a parking area or as a means of ingress and/or egress to the J.M.J. property from the National Rx Property or to the National Rx Property.

         3. National Rx shall have the right to erect permanent or temporary barriers to separate the Maneuvering Area from the remaining parking area on its property in order to prevent the use of the Maneuvering Area as a means of access, ingress or egress to the J.M.J. Property.

         4. National Rx may at its option integrate the Maneuvering Area into the parking area on its property so that its employees, tenants, invitees and licensees can use the Maneuvering Area as a means of convenient access to the other parts of its property, provided that such use does not interfere with its use as a maneuvering area by J.M.J.

         5. This Agreement is not intended and shall not be construed as a dedication for public use, and the parties shall refrain from any actions that would cause such dedication. National Rx shall have the right to take such steps as may be necessary to avoid a dedication.

         6. J.M.J. shall be solely responsible for costs and expenses associated with the care, maintenance and repair of the Maneuvering Area. If J.M.J. fails to fulfill its duties with respect to the care, maintenance and repair of the Maneuvering Area, National Rx may, but shall not be obligated to, pay the costs and expenses associated with said care, maintenance and repair; provided that J.M.J. shall be liable to National Rx for the costs and expenses associated with such care, maintenance or repair together with interest at the statutory rate allowable pursuant to O.R.C. Section 1343.03(A), as amended. Provided, however, that National Rx shall be responsible for the repair of any damage to the Maneuvering Area caused by National Rx, its employees, tenants, invitees and licensees.


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         7. The provisions of this Agreement shall run with the land and be binding upon and inure to the benefit of the parties hereto, and their successors and assigns.

         8. This Agreement may not be amended except by an instrument in writing, in recordable form, signed by both parties.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

Signed in the Presence of:             NATIONAL RX SERVICES NO. 2, INC., an Ohio
                                corporation

/s/ Jeri Booth                  By:  /s/ Charles A. Mele
--------------------------           -------------------------------------------
/s/ William Shields             Its: Vice President - General Counsel
--------------------------           -------------------------------------------

                                J.M.J., an Ohio general partnership

/s/ Ruth E. Booth               By:  /s/ Jeff Block
--------------------------           -------------------------------------------
                                         Jeff Block, General Partner
/s/ Jeri Block
--------------------------

STATE OF NEW JERSEY                 :
                                    : ss.
COUNTY OF BERGEN                    :

         Before me, a Notary Public for the State of Ohio, personally appeared Charles A. Mele, as Vice President of National Rx Services No. 2, Inc., an Ohio corporation, on behalf of the corporation, who signed the foregoing instrument, and who acknowledged the same as the free act and deed of the corporation.

         IN WITNESS WHEREOF, I hereunto subscribe my signature and affix my seal this 7th day of October, 1992.



                                /s/ Patricia Strauch
                                ------------------------------------------------
                                Notary Public


STATE OF OHIO              :
                           : ss.
COUNTY OF FRANKLIN     :

         Before me, a Notary Public for the State of Ohio, personally appeared Jeff Block, ______--________ and ______--___________, General Partners of
J.M.J., an Ohio general partnership, who signed the foregoing instrument, and who acknowledged the same as their free act and deed on behalf of the partnership.

         IN WITNESS WHEREOF, I hereunto subscribe my signature and affix my seal this 2nd day of October, 1992.



                                       /s/ Ruth E. Booth
                                       -----------------------------------------
                                       Notary Public


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                                    EXHIBIT B

                              [GRAPHIC OF PREMISES]


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                                    EXHIBIT C

                              [GRAPHIC OF PREMISES]


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